[THE AMERICAN FUNDS GROUP(R)]
EUROPACIFIC
GROWTH FUND

OUR FIFTEENTH YEAR

1999 Semi-Annual Report
for the six months ended September 30
[cover illustration:  satellite of earth]


EUROPACIFIC GROWTH FUND(R) seeks long-term capital appreciation by investing in the securities of companies based outside the United States. About half of the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

EuroPacific is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

A LOOK AT THE FUND'S RESULTS
(through September 30, 1999, with all distributions reinvested)

Six months                                   +14.3%
12 months                                    +43.3
Lifetime (since April 16, 1984)              +958.1
Average annual compound return over lifetime +16.5

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the returns, with all distributions reinvested, through September 30, 1999, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                                            Average Annual
                    Total Return            Compound Return

TEN YEARS           +232.64%                +12.77%
FIVE YEARS          +89.16                  +13.60
ONE YEAR            +35.10                  -

Sales charges are lower for accounts of $50,000 or more.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of, or guaranteed by, a bank or any other entity. Investing outside the United States is subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund's prospectus.


FELLOW SHAREHOLDERS:

EuroPacific Growth Fund made excellent progress during the first half of its fiscal year. For the six months ended September 30, the value of your shares increased 14.3%, assuming you reinvested both the income dividend of 10.5 cents a share and the capital gain distribution of 15 cents a share that were paid in June. These latest results came on the heels of even stronger returns for the previous six months, bringing EuroPacific's 12-month total return to a remarkable 43.3%.

Your fund finished the six months well ahead of relevant benchmarks. The Morgan Stanley Capital International (MSCI) EAFE(r) (Europe, Australasia, Far East) Index, which measures 20 markets outside the United States, rose 7.2% on a reinvested basis. EuroPacific also appreciably outpaced the 9.7% average return of the 632 international funds tracked by Lipper, Inc.

Over the longer term, the fund's results are equally impressive: It gained 958.1% for an average annual compound return of 16.5% since beginning operations in mid-April 1984. During that time, the EAFE index rose 681.1%, an average of 14.2% a year; the Lipper average for the 14 international funds in existence over EuroPacific's lifetime was 579.8%, or 13.1% a year.


ASIA SHINES.

International equity markets continued to advance during the six months, fueled by glimmers of economic recovery in Asia and a wave of merger activity throughout the world. Interestingly, unlike as in recent periods, that strength did not extend to the United States, where concerns about rising interest rates and a potential buildup of inflationary pressures pushed stock prices down moderately in the last quarter. By the close of the period, those concerns had spread to markets outside the U.S., trimming returns for international stocks as well.

Asia was the center of investor attention during the six months. Encouraged by the region's rapid turnaround, investors enthusiastically bid up prices of Asian stocks, particularly technology issues. U.S. investors received an extra boost from a strengthening in the Japanese currency; stock prices rose 12.2% in yen, but 24.7% when translated into U.S. dollars./1/ As we had been adding to our Japanese investments quite early in the year, both the currency appreciation and the rally in stock prices proved a boon for the fund. As of September 30, Japanese stocks accounted for 22% of net assets, the highest percentage since 1988.

/1/Unless otherwise indicated, country returns are based on MSCI indexes, expressed in dollar terms and assume reinvestment of dividends.
Elsewhere around the Pacific Basin, stock prices in Hong Kong, Taiwan and Canada also finished high. South Korea was the region's largest gainer; stocks rose a remarkable 48.7%, albeit from a deeply depressed base.

[Begin Sidebar]
EuroPacific's six-month gain came on the heels of even stronger returns for the previous six months.
[End Sidebar]

Not surprisingly, Asian companies dominated the list of EuroPacific's top gainers for the six months. Most were technology-related businesses, which have benefited from a pick-up in demand for semiconductors and other electronic components. Among the fund's larger holdings, Samsung Electronics, Rohm and Murata all posted exceptionally strong gains. Two Japanese banks, Fuji and Sakura, more than doubled in price. Both institutions are taking steps to improve profitability and otherwise shore up operations.


EUROPE STRUGGLES.

European markets, by comparison, tended to be lackluster. To varying degrees, countries in the European Union are grappling with high unemployment rates, which have dampened growth. The U.K. (-2.1%) is struggling with the opposite problem: keeping its economy from overheating. Still, pockets of optimism are emerging, and we remain enthusiastic about Europe's prospects down the line. Already, in France (+8.9%), consumer confidence has risen; manufacturing is up in Germany, boosting stock prices 4.5%. Mergers are continuing at a record pace across the continent, creating exciting opportunities for companies that can thrive in the new pan-European marketplace.
[Begin Sidebar]


WHERE THE FUND'S ASSETS WERE INVESTED
(percent invested by country)

EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.

                                                     EAFE
                      EuroPacific Growth Fund        Index*
                      (9/30/99)                      (3/31/99)      (9/30/99)
EUROPE
United Kingdom        14.7%                          15.4%          20.5%
Germany               7.5                            7.0            9.4
France                5.4                            5.6            9.4
Netherlands           4.0                            4.8            5.4
Sweden                3.5                            5.5            2.2
Italy                 2.9                            4.4            4.1
Switzerland           2.2                            3.2            6.5
Finland               1.8                            2.6            1.8
Norway                1.1                            1.1            .4
Ireland               1.1                            .9             .5
Denmark               .8                             .9             .8
Spain                 .7                             .8             2.7
Other Europe          .7                             .6             2.0
                      46.4                           52.8           65.7
PACIFIC BASIN
ASIA
Japan                 22.1                           13.9           28.3
Australia             5.2                            6.1             2.6
South Korea           3.0                            1.4            -
Taiwan                2.7                            1.4            -
Hong Kong             1.2                            1.4            2.2
Philippines            .5                            1.0            -
Other Asia            1.0                             .8            1.2

THE AMERICAS
Canada                3.5                            4.0            -
Mexico                2.9                            3.1            -
Other Americas        .3                              .5            -
                      42.4                           33.6           34.3
OTHER
Brazil                 .9                            1.1            -
South Africa           .8                             .9            -
India                  .5                             .5            -
Other Countries       1.4                            1.7             -
                      3.6                            4.2            -
Cash & Equivalents    7.6                            9.4            -
Total                 100.0%                         100.0%         100.0%


*Weighted by market capitalization

[End Sidebar]

A FOCUS ON COMPANIES.

As we have often mentioned, our primary focus is on individual companies rather than geographic areas. The portfolio's largest investments generally reflect our strongest convictions about specific businesses we believe provide exceptional value and have attractive prospects for long-term growth.

[Begin Sidebar]
As we had been adding to our Japanese investments earlier, both the currency appreciation and the market rally proved a boon for the fund.
[End Sidebar]

Given that emphasis, we are pleased to note that most of the fund's 10 largest holdings advanced during the six months, making a substantial impact on results. In addition to the technology companies mentioned before, other big gainers included Sony, Ericsson and Mannesmann, the German mobile phone operator. On the other side of the ledger, AstraZeneca, the recently merged pharmaceutical entity based in the U.K., declined in price, as did News Corp. and Telecom Italia.

As the list of holdings following this letter makes clear, the focus on individual companies leads to broad diversification. On September 30, EuroPacific held stocks of nearly 240 companies based in 37 countries. In keeping with its name, close to half of net assets were invested in European companies, with slightly more than 40% in the Pacific Basin. About 8% of net assets were held in cash and equivalents.

LOOKING FORWARD.

The current vigor of many international markets contrasts strikingly with the gloom of a year ago. At that time, Asia's difficulties had cast a shadow on global stock prices. Since then, the situation has changed considerably. The surprising depth and speed of Asia's turnaround have restored investor optimism, and worldwide growth seems to be back on track.

Nonetheless, there are reasons to be cautious. Japan's economy, which has typically anchored the rest of Asia, is still in a very fragile state. Throughout the region, recovery will be arduous, likely requiring that many dearly held, culturally ingrained practices be abandoned. While we are optimistic about Asia's future, we are concerned that stock prices may have gotten ahead of themselves. Worrying, too, is the prospect of rising interest rates in the U.S. and Europe, which could dampen global earnings and stock valuations in the near term.

Therefore, while a 14% six-month return and a 12-month return of 43% are gratifying indeed, we would certainly not expect a repeat of these extraordinary gains any time soon. We have always measured the fund's success over years, not months, and we would urge shareholders to maintain that same long-term perspective.

We look forward to reporting to you six months from now.

Cordially,
/s/Gina H. Despres          /s/Mark Denning
Gina H. Despres             Mark Denning
Chairman of the Board       President

November 12, 1999


EuroPacific Growth Fund
Investment Portfolio, September 30, 1999
[begin pie chart for industry diversification]

                                                                   Largest         Percent
                                                               Individual           of Net
Industry Diversification                                          Holdings          Assets
Percent of Net Assets
 9.80%  Diversified Telecommunication Services                  Mannesmann             3.64
 8.94%  Banking                                                AstraZeneca             2.70
 7.28%  Electronic Components                             Samsung Electronics          1.89
 7.22%  Wireless Telecommunication Services                           Rohm             1.80
 6.33%  Electrical & Electronics                          Telefonos de Mexico          1.54
52.24%  Other Industries                                          Ericsson             1.53
 0.63%  Bonds & Notes                                     Murata Manufacturing         1.52
 7.56%  Cash and Equivalents                                Telecom Italia             1.44
[end pie chart]                                                      Sony              1.24
                                                                News Corp.             1.18




                                                                Shares or   Market Percent
                                                                 Principal   Value  of Net
EQUITY SECURITIES (common and perferred                             Amount (Million Assets
 stocks and convertible debentures)
--------------------------------------------                      -------- ----------------

DIVERSIFIED TELECOMMUNICATION SERVICES -  9.80%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)             5,147,000 366.724
Telefonos de Mexico, SA de CV, Class L                            9,612,500  34.231    1.54
Telecom Italia SpA, nonconvertible savings shares (Italy)        46,514,800 234.508
Telecom Italia SpA, ordinary shares                              16,100,000 138.944    1.44
Deutsche Telekom AG (Germany)                                     5,761,300 236.472     .91
COLT Telecom Group PLC (United Kingdom)(1)                        7,696,000 183.069
COLT Telecom Group PLC 2.00% convertible debentures 2005       DM5,000,000    4.368     .72
Telefonica, SA (Spain)                                           11,566,494 185.335     .72
Tele Danmark AS (Denmark)                                         1,994,400 119.062
Tele Danmark AS, Class B (ADR)                                    2,024,200  59.967     .69
Koninklijke PTT Nederland NV (Netherlands)                        3,316,584 145.499     .56
Swisscom AG (Switzerland)                                           406,810 127.060     .49
Videsh Sanchar Nigam Ltd. (GDR) (India)(2)                        3,781,159  53.220
Videsh Sanchar Nigam Ltd. (GDR)                                     780,150  10.981
Videsh Sanchar Nigam Ltd.                                           450,000  10.338     .29
Telecom Corp. of New Zealand Ltd. (New Zealand)                  13,453,900  53.061
Telecom Corp. of New Zealand Ltd. (2)                             4,057,000  16.000
Telecom Corp. of New Zealand Ltd. (ADR)                              25,000    .800     .27
France Telecom, SA (France)                                         700,000  61.493     .24
British Telecommunications PLC (United Kingdom)                   4,000,000  60.722     .24
Hellenic Telecommunications Organization SA (Greece)              2,466,000  57.645     .22
Portugal Telecom, SA (Portugal)(1)                                1,330,000  55.412     .21
Compania de Telecomunicaciones de Chile SA (ADR)                  3,051,273  55.114     .21
 (Chile)
Magyar Tavkozlesi Rt. (ADR) (Hungary)                             1,905,500  51.925     .20
Teleglobe Inc. (Canada)                                           3,100,000  47.949     .18
Mahanagar Telephone Nigam Ltd. (India)                            6,850,000  28.955
Mahanagar Telephone Nigam Ltd. (GDR) (2)                            570,600   5.777     .13
Telefonica del Peru SA, Class B (ADR) (Peru)                      2,408,900  32.370     .12
Telefonica de Argentina SA, Class B (ADR) (Argentina)             1,189,400  31.370     .12
Philippine Long Distance Telephone Co. (ADR) (Philippines)        1,256,094  27.320
Philippine Long Distance Telephone Co., convertible                  60,000   2.490     .11
 preferred shares, Series III (GDR)
Perusahaan Perseroan (Persero) PT Indonesian                      7,290,500   9.826
 Satellite Corp. (Indonesia)
Perusahaan Perseroan (Persero) PT Indonesian                        353,400   4.771     .06
 Satellite Corp. (ADR)
Telstra Corp. Ltd. (Australia)                                    2,800,000  14.508     .06
Telecom Argentina SA, Class B (ADR) (Argentina)                     439,300  11.724     .05
Nippon Telegraph and Telephone Corp. (Japan) (1)                        440   5.418     .02


BANKING  -  8.94%
Sakura Bank, Ltd. (Japan)                                        37,369,000 281.023
Sakura Finance (Bermuda) Trust, convertible                   1,614,000,000  23.517    1.17
 preference share units
Bank of Nova Scotia (Canada)                                     12,098,200 259.671    1.00
ABN AMRO Holding NV (Netherlands)                                 9,977,594 224.443     .86
Westpac Banking Corp. (Australia)                                25,452,151 156.967     .61
Fuji Bank, Ltd. (Japan)                                          12,871,000 156.562     .60
Banque Nationale de Paris (France)                                1,511,750 120.795
Banque Nationale de Paris, guaranteed value                         464,750   3.865     .48
 certificates, expire 2002 (1)
HSBC Holdings PLC (United Kingdom)                               10,634,802 121.849     .47
Asahi Bank, Ltd. (Japan)                                         15,834,000 113.865     .44
Australia and New Zealand Banking Group Ltd. (Australia)         14,893,887  99.597     .38
Bangkok Bank PCL (Thailand)(1)                                   47,874,100  94.157     .36
STB Cayman Capital, Ltd. 0.50% convertible                YEN5,925,000,000   93.570     .36
 debentures 2007 (Japan)
ForeningsSparbanken AB, Class A (Sweden)                          5,700,000  93.138     .36
Bank of Scotland (United Kingdom)                                 7,385,000  87.452     .34
Royal Bank of Canada (Canada)                                     1,752,700  72.731     .28
Tokai Bank, Ltd. (Japan)                                          9,662,000  69.845     .27
Hang Seng Bank Ltd. (Hong Kong)                                   6,095,500  64.543     .25
Commonwealth Bank of Australia (Australia)                        3,666,248  57.763     .22
Toronto-Dominion Bank (Canada)                                    1,223,700  23.722     .09
Sumitomo Bank, Ltd. (Japan)                                       1,200,000  18.048     .07
National Australia Bank Ltd. (Australia)                          1,225,714  17.937     .07
Barclays PLC (United Kingdom)                                       522,400  15.303     .06
Unidanmark A/S, Class A (Denmark)                                   212,000  14.390     .06
Toyo Trust and Banking Co., Ltd. (Japan)                          2,800,000  13.897     .05
MBL International Finance (Bermuda) Trust 3.00%                $10,000,000   11.825     .05
 convertible debentures 2002 (Bermuda)
Unibanco-Uniao de Bancos Brasileiros SA, units                      600,000  10.613     .04
 (GDR) (Brazil)


ELECTRONIC COMPONENTS  -  7.28%
Samsung Electronics Co., Ltd. (South Korea)                       3,034,811 491.659    1.89
Rohm Co., Ltd. (Japan)                                            2,235,000 467.463    1.80
Murata Manufacturing Co., Ltd. (Japan)                            3,920,000 394.285    1.52
Hon Hai Precision Industry Co. Ltd. (Taiwan)(1)                  34,160,000 224.495     .86
Hoya Corp. (Japan)                                                2,294,000 138.873     .54
Hirose Electric Co., Ltd. (Japan)                                   840,000 132.262     .51
Keyence Corp. (Japan)                                               154,100  41.285     .16


WIRELESS TELECOMMUNICATION SERVICES  -  7.22%
Mannesmann AG (ADR) (Germany)                                     4,907,500 785.200
Mannesmann AG                                                     1,000,000 159.915    3.64
Orange PLC (United Kingdom)(1)                                   15,274,500 300.984    1.16
Telecom Italia Mobile SpA (Italy)                                14,805,000  91.529
Telecom Italia Mobile SpA, savings shares                        20,705,000  75.668     .64
DDI Corp. (Japan)                                                    21,755 163.602     .63
NTT Mobile Communications Network, Inc. (Japan)                       7,395 145.981     .56
Vodafone AirTouch PLC (United Kingdom)                            4,274,948 100.912
Vodafone AirTouch PLC (ADR)                                         105,000  24.964     .49
SK Telecom Co., Ltd. (South Korea)                                    8,058   7.455
SK Telecom Co., Ltd. (ADR)                                          684,235   7.056     .06
Telesp Celular SA, preferred nominative (Brazil)                194,412,100  10.126
Telesp Celular SA, ordinary nominative                           39,540,000   1.421     .04


ELECTRICAL & ELECTRONICS  -  6.33%
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                 9,080,100 283.352
Telefonaktiebolaget LM Ericsson, Class B (ADR)                    3,620,000 113.125    1.53
NEC Corp. (Japan)                                                13,050,000 263.134    1.01
Nokia Corp., Class A (ADR) (Finland)                              1,600,000 143.700
Nokia Corp., Class A                                              1,230,000 110.281     .98
Matsushita Communication Industrial Co., Ltd. (Japan)             1,379,000 153.611     .59
Toshiba Corp. (Japan)                                            17,100,000 127.470     .49
Hitachi, Ltd. (Japan)                                            10,670,000 118.355     .46
ECI Telecom Ltd. (Israel)                                         4,115,000 101.589     .39
Siemens AG (Germany)                                              1,000,000  82.676     .32
Premier Farnell PLC (United Kingdom)                             13,567,800  63.209     .24
Nortel Networks Corp. (formerly Northern Telecom                    920,000  46.920     .18
 Ltd.) (Canada)
Elektrim SA 3.75% convertible debentures 2004 (Poland)      EURO38,000,000   36.461     .14


HEALTH & PERSONAL CARE  -  5.79%
AstraZeneca PLC (United Kingdom)                                 16,772,292 699.976    2.70
Elan Corp., PLC (ADR) (Ireland)(1)                                7,974,800 267.654    1.03
Novartis AG (Switzerland)                                           149,866 222.638     .86
Glaxo Wellcome PLC (United Kingdom)                               2,185,000  56.642
Glaxo Wellcome PLC (ADR)                                          1,000,000  52.000     .42
Fujisawa Pharmaceutical Co. Ltd. (Japan)                          4,352,000  84.683     .32
SmithKline Beecham PLC (ADR) (United Kingdom)                       850,000  48.981     .19
Sanofi-Synthelabo SA (formerly Synthelabo) (France)(1)              665,600  28.384     .11
Nycomed Amersham PLC (United Kingdom)                             4,700,000  28.064     .11
Shiseido Co., Ltd. (Japan)                                          995,000  14.872     .05


BROADCASTING & PUBLISHING  -  5.33%
News Corp. Ltd. (ADR) (Australia)                                 3,958,200 112.561
News Corp. Ltd., preferred                                       15,455,486 101.840
News Corp. Ltd.                                                   8,740,437  61.311
News Corp. Ltd., preferred (ADR)                                  1,181,600  31.534    1.18
Mediaset SpA (Italy)(2)                                           9,174,544  92.978
Mediaset SpA                                                      8,093,000  82.017     .67
CANAL + (France)                                                  2,720,060 162.682     .63
Grupo Televisa, SA, ordinary participation                        3,994,400 159.526     .61
 certificates (ADR) (Mexico)(1)
Nippon Television Network Corp. (Japan)                             165,990 118.587     .46
Fuji Television Network Inc. (Japan)                                  9,195  65.000     .25
Pearson PLC (United Kingdom)                                      2,460,000  51.801     .20
Pathe (France)                                                      495,000  51.242     .20
Thomson Corp. (Canada)                                            1,660,000  46.601     .18
Television Broadcasts Ltd. (Hong Kong)                           10,677,000  45.634     .17
Modern Times Group MTG AB, Class B (ADR) (Sweden)(1)                211,822  33.044
Modern Times Group MTG AB, Class A (1)                              302,260   8.727     .16
Publishing & Broadcasting Ltd. (Australia)                        6,929,789  41.367     .16
Arnoldo Mondadori Editore SpA (Italy)                             1,950,000  33.938     .13
SOFTBANK CORP. (Japan)                                               80,000  30.457     .12
Daily Mail and General Trust PLC, Class A                           395,000  21.458     .08
 (United Kingdom)
United News & Media PLC 6.125% convertible                    GBP7,400,000   12.273     .05
 debentures 2003 (United Kingdom)
Independent Newspapers, PLC (Ireland)                             2,249,202  11.869     .05
Societe Europeenne des Satellites, SA (FDR)                          57,800   7.518     .03
 (Luxembourg)(1)


AUTOMOBILES  -  4.45%
Bayerische Motoren Werke AG (Germany)                             9,970,480 281.683
Bayerische Motoren Werke AG, preferred                            1,418,676  20.040    1.16
Suzuki Motor Corp. (Japan)                                       14,565,000 236.726     .91
Volvo AB, Class B (Sweden)                                        8,170,000 232.367     .90
Honda Motor Co., Ltd. (Japan)                                     3,510,000 147.157     .57
Peugeot SA (France)                                                 500,000 100.320     .39
Mitsubishi Motors Corp. (Japan)(1)                               17,820,000  96.822     .37
Nissan Motor Co., Ltd. (Japan)(1)                                 4,000,000  24.253     .09
Porsche AG, preferred shares (Germany)                                5,450  14.874     .06


MERCHANDISING  -  3.78%
Dixons Group PLC (United Kingdom)                                14,830,400 264.890    1.02
Ito-Yokado Co., Ltd. (Japan)                                      2,150,000 177.853     .68
Carrefour SA (France)                                               588,000  94.218     .36
Kingfisher PLC (United Kingdom)                                   6,862,231  73.886     .28
Cifra, SA de CV, Class V (Mexico)(1)                             34,737,918  54.609
Cifra, SA de CV, Class C (1)                                      7,537,600  11.624     .26
Loblaw Companies Ltd. (Canada)                                    2,638,400  65.888     .25
Tesco PLC (United Kingdom)                                       17,744,600  54.856     .21
EM.TV & Merchandising AG (Germany)                                1,000,000  43.603     .17
H & M Hennes & Mauritz AB, Class B (Sweden)                       1,500,000  38.055     .15
Koninklijke Ahold NV (Netherlands)                                  788,735  25.983
Koninklijke Ahold NV 3.00% convertible debentures 2003          $9,750,000    5.461     .12
Safeway PLC (United Kingdom)                                      7,615,000  27.852     .11
Coles Myer Ltd. (Australia)                                       5,311,229  27.748     .11
George Weston Ltd. (Canada)                                         350,000  12.878     .05
Amway Japan Ltd. (ADR) (Japan)                                      581,250   2.616     .01


BUSINESS & PUBLIC SERVICES  -  3.60%
Reuters Group PLC (United Kingdom)                               12,494,933 138.231     .53
TNT Post Groep NV (Netherlands)                                   5,190,107 132.243     .51
Rentokil Initial PLC (United Kingdom)                            36,360,900 128.508     .49
Brambles Industries Ltd. (Australia)                              4,005,000 115.933     .45
Vivendi SA (France)                                                 980,738  68.955     .26
Hikari Tsushin, Inc. (Japan)                                        107,000  65.379     .25
United Utilities PLC (United Kingdom)                             4,978,414  53.644     .21
Securitas AB, Class B (Sweden)                                    3,108,000  46.967     .18
Hyder PLC (United Kingdom)                                        3,850,000  34.460     .13
Adecco SA (Switzerland)(1)                                           55,000  30.796     .12
ALTRAN TECHNOLOGIES (France)                                        100,000  30.117     .12
Thames Water PLC (United Kingdom)                                 1,869,931  29.109     .11
Hays PLC (United Kingdom)                                         2,600,000  28.013     .11
Dimension Data Holdings Ltd. (South Africa)(1)                    5,267,818  20.966     .08
Ratin A/S (Denmark)                                                 110,000  12.107     .05


ENERGY SOURCES  -  2.99%
Broken Hill Proprietary Co. Ltd. (Australia)                     16,359,195 188.374     .73
Elf Aquitaine (France)                                              840,000 146.866     .56
TOTAL FINA SA, Class B (France)                                     545,693  68.614
TOTAL FINA SA, Class B (ADR)                                        828,807  52.577     .47
Royal Dutch Petroleum Co. (Netherlands)                           1,000,000  58.102
Royal Dutch Petroleum Co. (New York Registered Shares)              280,000  16.538
"Shell" Transport and Trading Co., PLC (New York                    675,000  30.713     .41
 Registered) (United Kingdom)
Sasol Ltd. (South Africa)                                        13,213,700 101.873     .39
Norsk Hydro AS (Norway)                                           1,650,000  70.085
Norsk Hydro AS (ADR)                                                500,000  21.500     .35
Petro-Canada (Canada)                                             1,400,000  21.225     .08


MULTI-INDUSTRY  -  2.91%
Thyssen Krupp AG (Germany)                                        8,405,000 168.907     .65
Orkla AS, Class A (Norway)                                        7,896,000 120.148
Orkla AS, Class B                                                 2,000,000  26.547     .56
Invensys PLC (formerly BTR Siebe PLC) (United Kingdom)           20,600,000  98.456     .38
Lend Lease Corp. Ltd. (Australia)                                 6,689,640  81.617     .31
Hutchison Whampoa Ltd. (Hong Kong)                                6,935,000  64.504     .25
Preussag AG (Germany)                                             1,217,596  61.399     .24
Anglo American PLC (United Kingdom)(1)                              700,000  39.272     .15
Lagardere Groupe SCA (France)                                       920,000  38.242     .15
TI Group PLC (United Kingdom)                                     3,197,300  23.020     .09
Ayala Corp. (Philippines)                                        74,866,500  17.983     .07
PT Astra International (Indonesia)(1)                            54,000,000  16.083     .06


INSURANCE  -  2.18%
ING Groep NV (Netherlands)                                        5,283,829 287.288    1.11
PartnerRe Holdings Ltd. (Singapore - Incorporated                 2,031,900  70.609     .27
 in Bermuda)
Union des Assurances Federales (France)                             493,960  61.613     .24
Royal & Sun Alliance Insurance Group PLC (United Kingdom)         7,048,439  54.746     .21
Allied Zurich PLC (United Kingdom)                                4,065,000  47.411     .18
Swiss Life-Glaxo Wellcome 2.00% convertible                    $15,000,000   14.307
 debentures 2003 (Switzerland)(2)
Swiss Life-Mannesmann 1.50% convertible                         $8,000,000   12.240     .10
 debentures 2003 (2)
AEGON NV (Netherlands)                                              195,000  16.797     .07


BEVERAGES & TOBACCO  -  1.77%
Foster's Brewing Group Ltd. (Australia)                          56,703,800 159.812     .62
South African Breweries PLC (United Kingdom)(1)                   7,947,287  67.504     .26
Panamerican Beverages, Inc., Class A (Mexico)                     2,881,600  47.727     .19
Swedish Match AB (Sweden)                                        11,076,924  41.371     .16
Coca-Cola Amatil Ltd. (Australia)                                 9,534,119  33.464     .13
Ito En, Ltd. (Japan)                                                370,000  33.042     .13
Coca-Cola West Japan Co. Ltd. (Japan)                               500,000  23.031     .09
Coca-Cola Beverages PLC (United Kingdom)(1)                       9,567,371  19.057     .07
Lion Nathan Ltd. (New Zealand)                                    8,000,000  16.747     .06
Asahi Breweries, Ltd. (Japan)                                     1,056,000  16.170     .06
I.T.C. Ltd. (India)                                                     372    .007     .00


RECREATION & OTHER CONSUMER PRODUCTS  -  1.68%
Nintendo Co., Ltd. (Japan)                                        1,195,700 190.853     .73
EMI Group PLC (United Kingdom)                                   10,500,000  75.427     .29
Fuji Photo Film Co., Ltd. (Japan)                                 2,070,000  71.024     .27
Square Co., Ltd. (Japan)                                            730,000  53.800     .21
Sony Music Entertainment (Japan) Inc. (Japan)                       179,300  22.333     .09
Bajaj Auto Ltd. (India)                                           2,047,500  21.284
Bajaj Auto Ltd. (GDR)                                                75,000    .804     .09


APPLIANCES & HOUSEHOLD DURABLES  -  1.41%
Sony Corp. (Japan)                                                2,153,500 322.074    1.24
Koninklijke Philips Electronics NV (Netherlands)                    440,000  44.328     .17


DATA PROCESSING & REPRODUCTION  -  1.39%
Fujitsu Ltd. (Japan)                                              8,446,000 263.590    1.01
Acer Inc. (Taiwan)(1)                                            54,193,750  98.456     .38


FOOD & HOUSEHOLD PRODUCTS  -  1.38%
Reckitt & Colman PLC (United Kingdom)                             9,241,875 116.007     .44
Nestle SA (Switzerland)                                              55,000 103.511     .40
Groupe Danone (France)                                              161,185  39.265     .15
Uni-Charm Corp. (Japan)                                             460,000  27.804     .11
Cadbury Schweppes PLC (United Kingdom)                            4,000,000  27.731     .11
Raisio Group PLC (Finland)                                        3,771,700  25.453     .10
Benckiser NV, Class B (Netherlands)                                 301,960  18.784     .07


FOREST PRODUCTS & PAPER  -  1.12%
UPM-Kymmene Corp. (Finland)                                       3,680,800 125.571     .49
Abitibi-Consolidated Inc. (Canada)                                9,500,000 114.251     .44
Stora Enso Oyj (Finland)                                          2,394,843  31.787     .12
AssiDoman AB (Sweden)                                             1,076,400  19.308     .07


REAL ESTATE  -  0.95%
Cheung Kong (Holdings) Ltd. (Hong Kong)                           9,688,000  80.756     .31
Sun Hung Kai Properties Ltd. (Hong Kong)                          8,150,000  62.165     .24
Hongkong Land Holdings Ltd. (Singapore)                          34,363,300  45.016     .17
Ayala Land, Inc. (Philippines)                                  105,880,000  25.951     .10
Security Capital Global Realty (Luxembourg)(1,2,3)                1,125,000  22.084     .09
Mitsubishi Estate Co., Ltd. (Japan)                               1,000,000  10.162     .04


UTILITIES: ELECTRIC & GAS  -  0.85%
Manila Electric Co., Class A (GDR) (Philippines)(1,2,3)           3,110,000  35.921
Manila Electric Co., Class B                                      9,540,381  27.592     .25
National Power PLC (United Kingdom)                               7,135,400  55.715     .22
Cia. Energetica de Minas Gerais - CEMIG,                          3,433,226  51.928
 preferred nominative (ADR) (Brazil)
Cia. Energetica de Minas Gerais - CEMIG,                        311,044,152   2.948
 ordinary nominative
Cia. Energetica de Minas Gerais - CEMIG,                             26,066    .394     .21
 preferred nominative (ADR) (2)
Scottish Power PLC (United Kingdom)                               2,350,000  21.440     .08
Cia. Paranaense de Energia - COPEL, Class B,                      2,018,000  13.243     .05
 preferred nominative (ADR) (Brazil)
LIGHT-Servicos de Eletricidade SA (Brazil)                      136,661,000  10.144     .04


INDUSTRIAL COMPONENTS  -  0.83%
NGK Spark Plug Co., Ltd. (Japan)                                  6,412,000  61.118     .24
Minebea Co., Ltd. (Japan)                                         4,428,000  56.401     .22
Cie. Generale des Etablissements Michelin,                        1,009,444  47.696     .18
 Class B (France)
Bridgestone Corp. (Japan)                                           775,000  21.710     .08
Valeo (France)                                                      240,000  17.386     .07
Morgan Crucible Co. PLC (United Kingdom)                          2,550,836  10.792     .04


MACHINERY & ENGINEERING  -  0.82%
Mitsubishi Heavy Industries, Ltd. (Japan)                        21,000,000  80.936     .31
GKN PLC (United Kingdom)                                          4,330,000  68.117     .26
Metso Oyj (formerly Valmet-Rauma Oyj) (Finland)(1)                3,400,000  38.459     .15
Kvaerner ASA, Class A (Norway)(1)                                 1,294,720  25.988     .10


BUILDING MATERIALS & COMPONENTS  -  0.81%
Cemex, SA de CV, ordinary participation                           4,405,091 106.273     .41
 certificates, Units (ADR) (Mexico) (1)
TOSTEM CORP. (Japan)                                              2,200,000  51.495     .20
Holderbank Financiere Glaris Ltd. (Switzerland)                      39,566  51.464     .20


FINANCIAL SERVICES  -  0.73%
Nichiei Co., Ltd. (Japan)                                         1,342,900 102.882     .40
ORIX Corp. (Japan)                                                  738,000  80.967
ORIX Corp. 0.375% convertible debentures 2005               YEN600,000,000    6.113     .33


CHEMICALS  -  0.73%
BOC Group PLC (United Kingdom)                                    5,005,000 104.309     .40
L'Air Liquide (France)                                              261,095  41.475     .16
Bayer AG (Germany)                                                  600,000  23.955     .09
Imperial Chemical Industries PLC (ADR) (United Kingdom)             430,000  18.570     .08


METALS: NONFERROUS  -  0.62%
Pechiney, Class A (France)                                        2,878,675 159.586     .62


LEISURE & TOURISM  -  0.54%
Granada Group PLC (United Kingdom)                                9,697,532  85.922     .33
Seagram Co. Ltd. (Canada)                                         1,200,000  54.600     .21


AEROSPACE & MILITARY TECHNOLOGY  -  0.54%
Bombardier Inc., Class B (Canada)                                 8,400,000 139.370     .54


MISCELLANEOUS MATERIALS & COMMODITIES  -  0.36%
De Beers Consolidated Mines Ltd. (South Africa)(1)                3,368,500  92.750     .36


WHOLESALE & INTERNATIONAL TRADE  -  0.34%
Buhrmann NV (Netherlands)                                         2,744,000  46.221     .18
Mitsui & Co., Ltd. (Japan)                                        5,600,000  42.429     .16


ELECTRONIC INSTRUMENTS  -  0.34%
ADVANTEST CORP. (Japan)                                             445,200  64.449     .25
Tokyo Electron Ltd. (Japan)                                         275,000  23.912     .09


TRANSPORTATION: AIRLINES  -  0.31%
Deutsche Lufthansa AG (Germany)                                   3,050,000  55.863     .22
Qantas Airways Ltd. (Australia)                                   7,818,902  24.485     .09


TRANSPORTATION: SHIPPING  -  0.23%
Stolt-Nielsen SA, Class B (ADR) (Incorporated in                  1,160,900  19.590
 Luxembourg)
Stolt-Nielsen SA                                                    837,000  12.503     .13
Bergesen d.y. AS, Class B (Norway)                                1,130,000  17.560
Bergesen d.y. AS, Class A                                           542,800   8.857     .10


METALS: STEEL  -  0.20%
Corus Group PLC (United Kingdom)                                 19,940,200  50.233     .20


MISCELLANEOUS  -  3.26%
Other equity securities in initial period of acquisition                    846.377    3.26
                                                                           ----------------
TOTAL EQUITY SECURITIES (cost: $15,715.243 million)                        23,829.3   91.81
                                                                           ----------------


BONDS & NOTES
                                                                Principal
                                                                    Amount
                                                                (Millions)
BROADCASTING & PUBLISHING  -  0.06%
Grupo Televisa, SA  0%/13.25% 2008(4)                              $20.000   16.850     .06


NON U.S. GOVERNMENT OBLIGATIONS  -  0.57%
Brazil (Federal Republic of), Bearer 8.00% 2014                   $202.468  126.796     .49
Argentina (Republic of) 11.75% 2007                              ARP14.000   11.972     .05
Argentina (Republic of) 11.375% 2017                                $7.500    7.069     .03


                                                                           ----------------
TOTAL BONDS & NOTES (cost: $158.228 million)                                162.687     .63
                                                                           ----------------

                                                                 Principal  Market Percent
                                                                    Amount   Value  of Net
SHORT TERM SECURITIES                                           (Millions) (Million Assets

CORPORATE SHORT-TERM NOTES - 6.41%
CBA (Delaware) Finance Inc. 4.96%-5.33%                             120.000 119.685     .46
 due 10/1-11/1/1999
KfW International Finance Inc. 5.11%-5.72%                           93.500  92.385     .36
 due 10/14/1999-1/31/2000
Anz (Delaware) Inc. 5.14%-5.76% due                                  88.000  87.216     .34
 10/6/1999-1/18/2000
France Telecom, SA 5.22%-5.32% due 10/21-11/10/1999                  85.000  84.619     .33
Xerox Capital (Europe) PLC 5.22%-5.31% due                           84.300  83.730     .32
 10/13-12/16/1999
Associates First Capital Finance BV 5.15%-5.31%                      80.000  79.609     .31
 11/1-11/3/1999
Abbey National North America 5.15%-5.36% due                         80.000  79.529     .31
 10/15-12/3/1999
Halifax PLC 5.29%-5.35% due 11/22/1999-1/20/2000                     80.000  78.863     .30
Toronto-Dominion Holdings USA Inc. 5.38% due                         77.000  75.415     .29
 2/3-2/7/2000
Westpac Capital Corp. 5.32%-5.33% due 11/4-11/5/1999                 75.000  74.595     .29
National Australia Funding (Delaware) Inc.                           75.000  73.634     .28
 5.33%-5.77% due 1/19-1/27/2000
BP America Inc. 4.75%-5.33% due 10/4/1999-2/1/2000                   64.900  63.813     .25
Internationale Nederlanden (U.S.) Funding Corp.                      57.700  57.397     .22
 5.26%-5.30% due 10/18-11/18/1999
DaimlerChrylser NA Holdings 4.98%-5.65% due                          55.700  55.117     .21
 10/7/1999-2/11/2000
American Honda Finance Corp. 5.25%-5.26% due 10/12/1999              55.000  54.904     .21
BMW US Capital Corp. 5.12%-5.50% due 10/1-10/22/1999                 55.000  54.869     .21
Ford Motor Credit Co. 5.64% due 1/26-2/10/2000                       55.300  54.187     .21
Duke Energy Corp. 5.35%-5.66% due 1/21-2/14/2000                     55.000  53.873     .21
Cregem North America Inc. 5.29%-5.30% due 11/19/1999                 50.000  49.632     .19
Emerson Electric Co. 5.31%-5.67% due 1/24-1/25/2000                  50.000  49.072     .19
Merck & Co. Inc. 5.29% due 2/2/2000                                  50.000  48.998     .19
Svenska Handelsbanken 5.44% due 2/4/2000                             50.000  48.980     .19
UBS Finance Delaware LLC 5.12%-5.28% due 10/5-11/18/1999             40.000  39.874     .15
FCE Bank PLC 5.14%-5.35% due 10/21/1999-1/25/2000                    39.800  39.334     .15
British Telecommunications PLC 5.68%-5.69% due 3/2/2000              40.000  39.016     .15
Canadian Wheat Board 5.30% due 11/29/1999                            25.000  24.780     .09



FEDERAL AGENCY DISCOUNT NOTES - 0.74%
Freddie Mac 5.20%-5.42% due 12/16/1999-2/28/2000                     76.200 104.344     .40
Fannie Mae 5.20%-5.40% due 1/20-2/9/2000                             89.000  87.368     .34



CERTIFICATES OF DEPOSIT - 0.44%
Canadian Imperial Bank of Commerce 5.20%-5.40%                       81.500  81.499     .31
due 10/8-11/17/1999
National Westminster Bank PLC 5.36% due 10/25/1999                   33.000  33.000     .13



OTHER - 0.16%
Canada Bills 5.09%-5.22% due 10/19-11/30/1999                        43.000  42.697     .16



NON-U.S. CURRENCY -  0.03%
New Taiwanese Dollar                                            NT$200.293    6.328     .03
                                                                           ------------------
TOTAL SHORT-TERM SECURITIES (cost: $2,020.079 million)                     2,018.36    7.78
                                                                           ------------------

TOTAL INVESTMENT SECURITIES (cost: $17,893.550 million)                    26,010.4  100.22
Excess of payables over cash and receivables                                 56.340     .22
                                                                           ------------------
NET ASSETS                                                                 25,954.0  100.00


(1) Non-income producing securities.
(2) Purchased in a private placement transaction;
  resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Trustees.
(4) Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
FDR = Fiduciary Depositary Receipts

See Notes to Financial Statements




EuroPacific Growth Fund
September 30, 1999

EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE MARCH 31, 1999
Adecco
AEGON
Anglo American
Corus
Coca-Cola West Japan
De Beers Consolidated Mines
Deutsche Lufthansa
Elektrim
EM.TV & Merchandising
Hellenic Telecommunications
Hikari Tsushin
Hitachi
Ito En
Ito-Yokado
Keyence
Lion Nathan
Loblaw
Mitsubishi Heavy Industries
National Australia Bank
NEC
Nippon Telegraph and Telephone
Nycomed Amersham
Petro-Canada
Portugal Telecom
Preussag
SOFTBANK
Sumitomo Bank
Thyssen Krupp
Toronto-Dominion Bank
Toshiba
TOSTEM
Uni-Charm




EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE MARCH 31, 1999 Allied Irish Banks
Centrais Eletricas Brasileiras - ELETROBRAS
CESP - Cia. Energetica de Sao Paulo
Comparex Holdings
Corporacion Mapfre
ENI
Enersis
Electrofina
Groupe Bruxelles Lambert
Kawasaki Heavy Industries
LG Semicon
Mandarin Oriental
Mazda Motor
Millicom International Cellular
Newcourt Credit
Rank
Royal Bank of Scotland
SAP
San Miguel
Siliconware Precision
TT Tieto Oy
WMC
YPF


EuroPacific Growth Fund                                                (unaudited)
Financial Statements
----------------------------------------------  ------------------  --------------
Statement of Assets and Liabilities
at September 30, 1999                           (dollars in millions)
----------------------------------------------  ------------------   -------------
ASSETS:
Investment securities at market
 (cost: $17,893.550)                                                   $26,010.437
Cash                                                                          .507
Receivables for-
 Sales of investments                                     $17.274
 Sales of fund's shares                                    62.796
 Dividends and accrued interest                            71.191          151.261
                                                ------------------ ---------------
                                                                        26,162.205
LIABILITIES:
Payables for-
 Purchases of investments                                 125.641
 Repurchases of fund's shares                              66.450
 Management services                                        9.946
 Accrued expenses                                           6.071          208.108
                                                ------------------ ---------------
NET ASSETS AT SEPTEMBER 30, 1999-
 Equivalent to $34.25 per share on
 757,711,176 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                           $25,954.097
                                                                   ===============



Statement of Operations                                                (unaudited)
for the six months ended September 30, 1999
----------------------------------------------    ---------------    -------------
INVESTMENT INCOME:
Income:
 Dividends                                               $221.641
 Interest                                                  64.979         $286.620
                                                -------------------
Expenses:
 Management services fee                                   56.343
 Distribution expenses                                     30.828
 Transfer agent fee                                         8.947
 Reports to shareholders                                     .518
 Registration statement and prospectus                       .369
 Postage, stationery and supplies                           1.398
 Trustees' fees                                              .131
 Auditing and legal fees                                     .091
 Custodian fee                                              4.546
 Taxes other than federal income tax                         .034
 Other expenses                                              .128          103.333
                                                ------------------ ---------------
 Net investment income                                                     183.287
                                                                   ---------------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
Net realized gain                                                          868.150
Net change in unrealized appreciation on
 investments                                                             2,134.542
                                                ------------------ ---------------
 Net realized gain and unrealized
  appreciation on investments                                            3,002.692
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                             $3,185.979
                                                                   ===============




----------------------------------------------  ------------------ ---------------

Statement of Changes in Net Assets                     Six months       Year ended
(dollars in millions)                            ended 9/30/1999*        3/31/1999
----------------------------------------------  -------------------------------------
OPERATIONS:
Net investment income                                $    183.287     $    299.948
Net realized gain on investments                          868.150          769.649
Net increase in unrealized appreciation
 on investments                                         2,134.542          523.918
                                                -------------------------------------
 Net increase in net assets resulting
  from operations                                       3,185.979        1,593.515
                                                -------------------------------------

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income                      (76.877)        (258.117)
Distributions from net realized gain on
 investments                                             (109.826)        (901.166)
                                                -------------------------------------
 Total dividends and distributions                       (186.703)      (1,159.283)
                                                -------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold: 96,010,537
 and 149,373,115 shares, respectively                   3,137.010        4,252.412
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 5,768,605 and 39,600,216 shares,
 respectively                                             177.881        1,110.693
Cost of shares repurchased: 75,058,842
 and 179,052,856 shares, respectively                  (2,443.045)      (5,030.545)
                                                -------------------------------------

 Net increase in net assets resulting from
  capital share transactions                              871.846          332.560
                                                -------------------------------------

TOTAL INCREASE IN NET ASSETS                            3,871.122          766.792

NET ASSETS:
Beginning of period                                    22,082.975       21,316.183
                                                 ----------------- -----------------
End of period (including undistributed
 net investment income:  $171.771
 and $65.361, respectively)                           $25,954.097      $22,082.975
                                                ======================================


* Unaudited

See Notes to Financial Statements


Notes to financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2.   NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     TAXATION - Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain. Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended September 30, 1999, such non-U.S. taxes were $28,216,000.

     CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $2,270,000 for the six months ended September 30, 1999.

3.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of September 30, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $8,116,887,000, of which $8,797,740,000 related to appreciated securities and $680,853,000 related to depreciated securities. During the six months ended September 30, 1999, the fund realized, on a tax basis, a net capital gain of $870,736,000 on securities transactions. Net losses related to non-U.S. currency transactions of $2,586,000 are treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $17,893,550,000 at September 30, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $56,343,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17.0 billion; and 0.445% of such assets in excess of $17.0 billion.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended September 30, 1999, distribution expenses under the Plan were limited to $30,828,000. Had no limitation been in effect, the fund would have paid $34,094,000 in distribution expenses under the Plan. As of September 30, 1999, accrued and unpaid distribution expenses were $4,460,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,665,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,947,000.

     DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $823,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities excluding short-term securities, of $3,785,063,000 and $2,889,728,000, respectively, during the six months ended September 30, 1999.

     As of September 30, 1999, accumulated undistributed net realized gain on investments was $895,496,000 and paid-in capital was $16,011,481,000.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,546,000 includes $60,000 that was paid by these credits rather than in cash.

     At September 30, 1999, the fund had no outstanding forward currency contracts.


Per-Share Data and Ratios                                 Six months
                                                              ended Year Ended March 31
                                                          9/30/99 (1    1999        1998

Net Asset Value, Beginning of Period                         $30.21    $29.56    $26.70
                                                          --------------------------------
 Income From Investment Operations:
  Net investment income                                         .24       .42       .45
  Net gains or losses on securities (both
   realized and unrealized)                                   4.055      1.85      4.79
                                                          --------------------------------
   Total from investment operations                           4.295      2.27      5.24
                                                          -------------------------------
 Less Distributions:
  Dividends (from net investment income)                      (.105)     (.36)    (.433)
  Dividends (from net realized non-U.S. currency gains) (2        -         -     (.017)
  Distributions (from capital gains)                           (.15)    (1.26)    (1.93)
                                                          -------------------------------
   Total distributions                                        (.255)    (1.62)    (2.38)
                                                          -------------------------------
Net Asset Value, End of Period                               $34.25    $30.21    $29.56
                                                          ==============================

Total Return (3)                                          14.31% (4)     8.18%    20.97%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                    $25,954   $22,083   $21,316
 Ratio of expenses to average net assets                  0.43% (4)       .84%      .86%
 Ratio of net income to average net assets                0.76% (4)      1.45%     1.64%
 Portfolio turnover rate                                  13.15% (4)    31.73%    30.51%



                                                                1997      1996      1995

Net Asset Value, Beginning of Period                         $24.28    $20.89    $21.95
                                                          -----------------------------
 Income From Investment Operations:
  Net investment income                                         .46       .46       .35
  Net gains or losses on securities (both
   realized and unrealized)                                    3.28      3.63      (.19)
                                                          -----------------------------
   Total from investment operations                            3.74      4.09       .16
                                                          --------- -------------------
 Less Distributions:
  Dividends (from net investment income)                       (.41)     (.49)    (.317)
  Dividends (from net realized non-U.S. currency gains) (2     (.03)        -     (.003)
  Distributions (from capital gains)                           (.88)     (.21)     (.90)
                                                          --------- -------------------
   Total distributions                                        (1.32)     (.70)    (1.22)
                                                          --------- -------------------
Net Asset Value, End of Period                               $26.70    $24.28    $20.89
                                                           ========  ========   =======

Total Return (3)                                              15.88%    19.84%      .71%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                    $16,737   $12,335    $8,588
 Ratio of expenses to average net assets                        .90%      .95%      .97%
 Ratio of net income to average net assets                     1.77%     2.09%     1.80%
 Portfolio turnover rate                                      25.82%    21.77%    16.02%


(1)  Unaudited

(2) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

(3)  Excludes maximum sales charge of 5.75%.

(4) Based on operations for the period shown and, accordingly, not representative of a full year.


[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of EuroPacific Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Printed on recycled paper
Litho in USA BDC/L/4396
Lit. No. EUPAC-013-1199